SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant : [X]
Filed by a party other than the registrant   [_]

Check the appropriate box:                   [_] Confidential, For Use of
[_] Preliminary proxy statement                  the Commission Only (as
[X] Definitive proxy statement                   permitted by Rule 14a-6(e)(2))
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-12

                             SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

                             SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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       [_] Fee paid previously with preliminary materials:


       [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------

         (3) Filing party:  SKIBO FINANCIAL CORP.
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         (4) Date filed:
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
                              SKIBO FINANCIAL CORP.
                              242 East Main Street
                          Carnegie, Pennsylvania 15106


June 15, 2000




To Our Stockholders:

         We are pleased to invite you to attend the Annual Meeting of Stockholders of Skibo Financial Corp., the holding company of First Carnegie Deposit, to be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 20, 2000, at 9:00 a.m.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. Directors and officers of Skibo Financial Corp., as well as a representative of our independent auditors, Stokes Kelly & Hinds, LLC, are expected to be present to respond to any questions that stockholders may have.

         Additional information concerning these items is included in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of Skibo Financial Corp. has determined that the matters to be considered at the Annual Meeting are in the best interest of Skibo Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Your vote as a stockholder is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Meeting.

         On behalf of the Board of Directors and all of the employees of Skibo Financial Corp. and First Carnegie Deposit, I wish to thank you for your past and continued support.

                                    Sincerely,


                                    /s/Walter G. Kelly
                                    --------------------------------------------
                                    Walter G. Kelly
                                    President

--------------------------------------------------------------------------------
                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
                                 (412) 276-2424
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 20, 2000
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Skibo Financial Corp. (the "Company"), will be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 20, 2000, at 9:00 a.m. The Meeting is for the purpose of considering and acting upon the following:

          1. The election of one director of the Company for a term of three years;
          2. The ratification of the appointment of Stokes Kelly & Hinds, LLC as independent auditors for the fiscal year ending March 31, 2001; and
          3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on June 9, 2000, as the record date (the "Record Date") for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of Proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Alexander J. Senules
                                              ----------------------------------
                                              ALEXANDER J. SENULES
                                              SECRETARY
Carnegie, Pennsylvania
June 15, 2000

--------------------------------------------------------------------------------
IMPORTANT: PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 20, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") to be used at the Annual Meeting of Stockholders of the Company, which will be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 20, 2000, at 9:00 a.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about June 15, 2000. The Company is a majority-owned subsidiary of Skibo Bancshares, M.H.C. (the "Mutual Holding Company" or "MHC"), which was formed in connection with the mutual holding company reorganization of First Carnegie Deposit (the "Bank") on April 4, 1997 and subsequently acquired a majority interest in the Company when the Company was formed pursuant to the two-tier holding company reorganization on October 29, 1998. Because the MHC owns 58% of the Company Common Stock, the votes cast by the MHC will be determinative of the outcome of Proposal I (election of directors) and Proposal II (ratification of auditors).

         At the Meeting, stockholders will consider and vote upon (i) the election of one director, and (ii) the ratification of the Company's independent auditor.

--------------------------------------------------------------------------------
                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominee for director set forth below, and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.

         The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the meeting, including matters of which the Company receives notice after July 15, 2000.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on June 9, 2000, are entitled to one vote for each share then held ("Record Date"). As of June 9, 2000, the Company had 3,287,426 shares of Company Common Stock outstanding.

         As provided in the Charter of the Company, for a period of five years from the effective date of the MHC Reorganization, no person, except for the Mutual Holding Company, is permitted to beneficially own in excess of 10% of the outstanding shares of Company Common Stock (the "Limit"), and any shares of

Company Common Stock acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of one director (Proposal I), the proxy card being provided by the Board enables a stockholder to vote "FOR" the election of the nominee proposed by the Board, or "WITHHOLD" authority to vote for the nominee being proposed. Under federal law and the Company's Federal Stock Charter ("Charter") and Bylaws, directors are elected by a plurality of the votes cast, without regard to either (i) Broker Non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of auditors (Proposal II) and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with regard to the item. Under the Company's Charter and Bylaws, unless otherwise required by law, Proposal II and all other matters shall be determined by a majority of the votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of five percent of the Company Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). The following table sets forth, as of the Record Date, the shares of Company Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the outstanding shares of Company Common Stock, based solely upon information supplied to the Company by the Company's stock transfer agent and the filings required pursuant to the Exchange Act.


Name and Address                                          Percent of Shares of
of Beneficial Owner              Number of Shares       Common Stock Outstanding
-------------------              ----------------   ----------------------------


Skibo Bancshares, M.H.C.
242 East Main Street                 1,897,500                 57.7%
Carnegie, Pennsylvania  15106


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Company Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of Company Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Company Common Stock. The Company's Proxy Statement and Annual Report on Form 10-KSB must disclose the failure of an executive officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, none of the executive officers and/or directors of the Company failed to file such ownership reports on a timely basis during the fiscal year ended March 31, 2000. The MHC filed a Form 3 in May 2000 to reflect its original acquisition of ownership of Company Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company currently has five directors serving on its Board. The Company's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. One director will be elected at the Meeting to serve for a three-year period.

         John C. Burne, a current member of the Board, has been nominated by the Board of Directors to serve as director for a term of three years. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominee. The nominee is elected as director if he receives more votes than any other candidate.

         If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

         The following table sets forth, for the nominee and each director continuing in office, his name, age, the year he first became a director, the year in which his current term will expire and the number of shares and percentage of Company Common Stock beneficially owned as of the Record Date. The table also sets forth the number of shares and percentage of Company Common Stock beneficially owned by all directors and executive officers as a group as of the Record Date.

                                                                                 SHARES OF
                                         YEAR FIRST          CURRENT            COMMON STOCK       PERCENT
                                         ELECTED OR           TERM             BENEFICIALLY        OF CLASS
NAME                           AGE        APPOINTED          EXPIRES               OWNED               %
----                           ---        ---------          -------               -----           ---------
                                   BOARD NOMINEE FOR TERMS TO EXPIRE IN 2003
John C. Burne                  73           1998              2000             35,975 (1)(2)            1.1

                                         DIRECTORS CONTINUING IN OFFICE

Layne W. Craig                 86           1998              2001             22,714 (1)(2)             *

John T. Mendenhall, Jr.        51           1998              2001             24,675 (1)(2)             *

Walter G. Kelly                54           1998              2002             85,340 (3)               2.6

Alexander J. Senules           67           1998              2002             51,764 (1)(2)            1.6

All Executive Officers
and Directors as a
Group (6 persons)              --             --                --            282,157 (4)               8.6

-----------
*    Less than 1%.
(1) Includes options to purchase 10,867 shares of Company Common Stock that may be exercised within 60 days of the Record Date under the 1998 Stock Option plan (the "Stock Option Plan"). Includes 1,740 shares of Company Common Stock awarded under the 1998 restricted stock plan (the "RSP").
(2) Excludes 124,200 shares of Company Common Stock held under the employee stock ownership plan (the "ESOP") for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with regard to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from an unrelated third party. The loan was subsequently refinanced by the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Craig, Mendenhall, Senules and Burne to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the

     ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee. As of the Record Date, 77,154 shares had been allocated under the ESOP to participant accounts.
(3) Includes 38,812 shares of Company Common Stock that may be acquired through options that are exercisable within 60 days of the Record Date and 15,784 shares of Company Common Stock allocated to the account of Mr. Kelly under the ESOP
(4) Includes options to purchase 102,740 shares of Company Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Company Common Stock under the Stock Option Plan. Includes 6,960 shares of Company Common Stock awarded under the RSP. Excludes 47,046 shares held by the ESOP which have not been allocated to participating employees over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such directors disclaim beneficial ownership with regard to such shares held by the ESOP. See footnote 2. Includes 24,869 shares of Company Common Stock held by the ESOP and allocated to executive officers (2 persons) of the Company.

     The principal occupation during the past five years of each director and nominee of the Company is set forth below. All directors and nominees have held their present positions for five years unless otherwise stated.

     John C. Burne has served as a director and Chairman of the Board of the Company since 1998, as a director of the Bank since 1971, as Chairman of the Board of the Bank since 1993, and as Vice President of the Bank from 1992 to 1993. Mr. Burne is a retired general insurance agent and currently is the sole proprietor of a log home dealership in Canonsburg, Pennsylvania. Mr. Burne serves as a member, elder, choir member, and president of the First Presbyterian Church, a member and past president of the Carnegie Rotary Club and the Allegheny Chapter of the CPCU Society, a member of the VFW, a member and past presiding officer of several masonic lodges, the former president of the Board of Trustees of Woodville State Hospital, and a current director and vice president of the Pittsburgh Phoenix Youth Orchestra.

     Layne W. Craig has served as a director of the Company since 1998 and as a director of the Bank since 1964. Mr. Craig is a former plumbing contractor and former owner of Craig Plumbing and Heating, Carnegie, Pennsylvania.

     Walter G. Kelly has served as a director, President and Chief Executive Officer of the Company since 1998, as a director of the Bank since 1983, as President of the Bank since 1993, as Chief Executive Officer of the Bank since 1981, and has been employed by the Bank since 1976. Mr. Kelly also serves as the Chairman of the Chartiers Valley Industrial Development Authority.

     John T. Mendenhall, Jr. has served as a director of the Company since 1998 and as a director of the Bank since 1994. Dr. Mendenhall has practiced general dentistry in Carnegie, Pennsylvania since 1978. Dr. Mendenhall currently serves as a board member of the Carnegie Rotary Club and the Chartiers Area Boys & Girls Club.

     Alexander J. Senules has served as a director, Vice President and Secretary of the Company since 1998, as a director of the Bank since 1976, as Secretary of the Bank since 1993, and as Vice President of the Bank since 1994. Mr. Senules is not a salaried employee of the Bank. Mr. Senules is the president and the majority stockholder of Blasting Products, Inc., an equipment rental and bag manufacturer located in Republic, Pennsylvania, president of Senex Explosives, Inc., a drilling and blasting company located in Cuddy, Pennsylvania, and secretary and treasurer of Florex Explosives, Inc., an explosives manufacturer and drilling and blasting contractor located in Naples, Florida. Mr. Senules is also a major sponsor of the Family House, the Boy Scouts of America, the Civic Light Opera, the Make a Wish Foundation, and the Carnegie Museum.

Executive Officer Not Serving As A Director

     Carol A. Gilbert, age 55, has served as Chief Financial and Operating Officer and Treasurer of the Company since 1998, as Treasurer of the Bank since 1978, and has been employed by the Bank since 1970. Ms. Gilbert is currently the Chief Financial and Operating Officer of the Bank. Ms. Gilbert is a member of the board of directors of the Carnegie Area Revitalization Effort, a nonprofit organization.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         During the fiscal year ended March 31, 2000, the Board of Directors of the Company held twelve regular meetings and no special meetings. During the fiscal year ended March 31, 2000, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served.

         The Pension and Salary Committee of the Bank, a standing committee, meets semi-annually to review the performance of employees and to determine compensation to be recommended to the Board. The Pension and Salary Committee is comprised of Directors Senules (chairman), Burne, and Craig. The Pension and Salary Committee of the Bank met twice during the fiscal year ended March 31, 2000. The Company does not have a similar committee.

         The Audit Committee, a standing committee of the Company, consists of Directors Senules (chairman), Burne, and Mendenhall. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the accountants to discuss the scope and to review the results of the annual audit. This committee met twice during the fiscal year ended March 31, 2000. The audit committee charter is included with this proxy statement as EXHIBIT A.

         The Nominating Committee of the Company is a standing committee which consists of all members of the Board of Directors. The Nominating Committee met once during the fiscal year ended March 31, 2000.

         Pursuant to Article II, Section 14 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to the Secretary of the Company not less than five days prior to the annual meeting of the stockholders of the Company.

--------------------------------------------------------------------------------
                            COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

         General. Directors of the Company currently receive no renumeration from the Company. Non-employee directors of the Bank currently receive annual compensation of $21,600 with $500 being deducted for every Board meeting missed. Directors also receive cash dividends on unvested RSP shares. The Chairman and Vice Chairman of the Bank receive additional fees of $500 and $300 a month, respectively. Directors do not receive additional fees for attendance at committee meetings. The Bank paid a total of $92,300 in fees to directors for their service on the Board of Directors and its committees, and $3,400 cash dividends on unvested RSP shares during the fiscal year ended March 31, 2000.

         Directors Retirement Plan. The Bank sponsors a Directors Retirement Plan ("DRP") to provide retirement benefits to non-employee directors of the Bank. Any director who has served as a non-employee director shall be a participant in the DRP and payments under the DRP commence once the director ceases being a director of the Bank. The DRP provides a retirement benefit based on the number of years of service to the Bank. Generally, non-employee directors receive 2% of the final average Board compensation (as defined in the DRP) for each year of service prior to age 80 up to a maximum annual benefit equal to 60% of the director's final average Board compensation. In December 1999, the plan was amended to only consider calendar years 1999 and earlier in the computation of final average compensation. The DRP provides that the Bank will pay the benefits under the DRP in a single life, joint and survivor, or term certain annuity. Benefits under the DRP will commence upon the non-employee director's retirement and his reaching the age of 65 or service for five years, whichever is later, or in the event of a change in control of the Company or Bank. See also "Executive Compensation - Supplemental Executive Retirement Plan."

         Stock Awards. On April 16, 1998, the Bank's stockholders approved the Stock Option Plan and the RSP. On October 29, 1998, upon formation of the mid-tier stock holding company, the Stock Option Plan became known as the Skibo Financial Corp. 1998 Stock Option Plan. Pursuant to the terms of the Stock Option Plan, each non-employee director received, on the date of stockholder approval, options to purchase 10,867 shares of Company Common Stock, and under the RSP the same non-employee directors received 4,347 shares of restricted Company Common Stock. The options granted to these directors are exercisable at a rate of 50% on the date of grant and 50% annually thereafter. Restricted stock granted to these directors vest 20% on the date of grant and 20% annually, thereafter. See also "Executive Compensation" for awards to employee directors.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         Summary Compensation Table. The following table sets forth certain information as to the total remuneration received by the chief executive officer. No other executive officer received cash compensation in excess of $100,000 during the fiscal years ended March 31, 2000, 1999 and 1998.

                                                                                  Long Term
                                       Annual Compensation                   Compensation Awards
                                ----------------------------------------   -------------------------
                                                                                         Securities
                       Fiscal                                              Restricted    Underlying
Name and               Year                             Other Annual          Stock       Options/      All Other
Principal Position     Ending    Salary      Bonus      Compensation(1)       Awards      SARs (#)     Compensation
------------------     ------    ------      -----      ---------------       ------      --------     ------------
Walter G. Kelly        2000      $ 152,913   $ 33,000          --               --           --            $31,229(4)
President and CEO      1999      $ 149,913   $ 30,000          --          $192,510(2)    38,812(3)        $47,368(5)
                       1998      $ 146,276   $ 30,000          --               --           --            $58,500(6)

------------------------
(1) Does not include the value of certain benefits which do not exceed the lesser of $50,000 or 10% of Mr. Kelly's total salary and bonus.
(2) Represents awards of 15,525 shares of Common Stock under the RSP at a value of $12.40 per share. Such stock awards become non-forfeitable at the rate of one-third per year commencing on April 16, 1998. As of March 31, 2000, the value of the unvested restricted stock (5,175 shares) was $5.18 per share or $26,807. Cash dividends are paid on unvested shares.
(3) Represents award of options exercisable at the rate of 50% per year commencing on April 16, 1998. The exercise price equals the market value of common stock on the date of repricing of $6.83. See "Stock Compensation Programs."
(4) Includes $1,941 in cash dividends on unvested restricted shares. Also includes 5,654 shares of Common Stock allocated under the ESOP during fiscal 2000 with a market value of $5.18 per share at March 31, 2000. Does not include accruals made pursuant to the SERP. See "Supplemental Executive Retirement Plan."
(5) Includes $2,328 in cash dividends on unvested restricted shares. Also includes 5,630 shares of Common Stock allocated under the ESOP during fiscal 1999 with a market value of $8.00 per share at March 31, 1999. Does not include accruals made pursuant to the SERP. See "Supplemental Executive Retirement Plan."
(6) Includes 4,500 shares of Common Stock allocated under the ESOP during fiscal 1998 with a market value of $13.00 per share at March 31, 1998. Does not include accruals made pursuant to the SERP. See "Supplemental Executive Retirement Plan."

     Employment Agreements. The Bank has entered into an employment agreement with Walter G. Kelly, its President and Chief Executive Officer. The employment agreement is for a term of three years with a minimum base salary of $144,685. The employment agreement provides that he may be terminated by the Bank for "just cause" as defined in the employment agreement. If the Bank terminates Mr. Kelly without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the employment agreement. The employment agreement contains a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Bank or Company,

Mr. Kelly will be paid in a lump sum generally equal to 2.99 times his prior five-year average taxable compensation. Had the Bank terminated Mr. Kelly in connection with a change in control as of March 31, 2000, Mr. Kelly would be entitled to a payment of approximately $590,000. The aggregate payments that would be made would be an expense to the Company, and would reduce the Company's net income and capital. The employment agreement may be extended quarter by quarter by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

     Supplemental Executive Retirement Plan. The Bank has adopted an unfunded supplemental retirement plan ("SERP") for the benefit of Walter G. Kelly, President. The purpose of the SERP is to attract and retain executives and key employees by providing additional retirement benefits to supplement the other retirement benefits provided to all employees. The targeted level of retirement benefits under the SERP are calculated as 80% of the final average compensation (as defined in the SERP), as adjusted to take into account certain other retirement benefits. In December 1999, the plan was amended to only consider calendar years 1999 and earlier in the computation of final average compensation. The SERP provides that the Bank will pay the benefits under the SERP in a single life, joint and survivor, or term certain annuity. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Company will be entitled to recognize a tax-deductible compensation expense at that time for tax return purposes. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining 20 years of credited service. During the years ended March 31, 2000 and 1999, the Company's DRP/SERP expenses totaled $236,000 and $165,000, respectively.

     ESOP. The Bank maintains an ESOP for the exclusive benefit of participating employees. Participating employees are full-time employees who have completed one year of service with the Company or its subsidiary and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Company Common Stock. The ESOP had borrowed funds from an unrelated third party to purchase stock in the Bank's initial stock offering. The loan was subsequently refinanced by the Company. The Bank contributed to the ESOP approximately $187,000 and $165,000 during the years ended March 31, 2000 and 1999, respectively. It is anticipated that this loan will be fully repaid by the year 2002. Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of total compensation, excluding certain payments. All participants must be employed at least 1,000 hours in a plan year or shall have terminated employment following death, disability or retirement in order to receive an allocation for such plan year. The Bank's contributions to the ESOP are discretionary; therefore, benefits payable under the ESOP cannot be estimated.

     Stock Compensation Programs. The following table sets forth information concerning options granted to the named executive.

                                                               Number of Securities
                                                              Underlying Unexercised       Value of Unexercised
                                                                    Option/SARs          In-The-Money Option/SARs
                    Shares Acquired                              at FY-End (#)(2)            at FY-End (3)($)
Name                on Exercise       Value Realized ($)(1)  Exercisable/Unexercisable   Exercisable/Unexercisable
----                -----------       ---------------------  -------------------------   -------------------------
Walter G. Kelly          --                    --                    38,812 / --                --    /   --

--------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2)  The options in this table have an exercise price of $6.83.
(3) Marketvalue of the underlying securities at year-end minus the exercise price, multiplied by the number of underlying securities. Based upon the closing price of the Common Stock as of March 31, 2000 of $5.18 per share.

--------------------------------------------------------------------------------
                         INDEBTEDNESS OF MANAGEMENT AND
                    TRANSACTIONS WITH CERTAIN RELATED PARTIES
--------------------------------------------------------------------------------

     The Bank, like many financial institutions, grants loans to its officers and directors. All loans by the Bank to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of the Company. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefit and compensation program whereby mortgage loans are offered to all employees and directors at a 1.50% discount off the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan was granted. In addition, the Bank will pay the costs for any credit check and appraisal. Furthermore, pursuant to the benefit and compensation plan, the Bank will make loans collateralized by (i) savings deposits at 1% over the annual percentage yield earned on the collateral, and (ii) new and used automobiles. All other loans to insiders (a) have been made in the ordinary course of business, (b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (c) do not involve more than the normal risk of default or present other unfavorable features. Loans to executive officers and directors of the Company and their affiliates amounted to approximately $537,140 or 2.1% of the Company's equity at March 31, 2000.

     The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time since March 31, 1999 in an aggregate amount in excess of $60,000 and whose loans were made pursuant to the benefit and compensation program.

                                                              Largest Amount
                                                             Outstanding Since        Balance at        Interest
Name and Position           Date of Loan    Type of Loan       March 31, 1999       March 31, 2000         Rate
-----------------           ------------    ------------     -----------------      --------------     -----------
Alexander J. Senules                            First
Director and Secretary        02/10/97        Mortgage           $265,631              $260,082          6.25%*

John C. Burne                                   First
Chairman of the Board         02/03/97        Mortgage           $153,389              $150,026          6.25%*

Walter G. Kelly                                 First
President and Chief           02/03/97        Mortgage           $129,431              $127,032          6.25%*
Executive Officer

-------------------
* The prevailing market rate was 1.5% above the rate charged. All other mortgage loans were made at the prevailing market rate when originated.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

At the Meeting, stockholders will consider and vote upon the ratification of the appointment of independent auditors for the Company's fiscal year ending March 31, 2001. Stokes Kelly & Hinds, LLC was the Company's independent auditor for the fiscal year ended March 31, 2000. The Board of Directors has approved to renew the Company's arrangements with Stokes Kelly & Hinds, LLC to be its auditor for the fiscal year ending March 31, 2001, subject to ratification by the Company's stockholders. A representative of Stokes Kelly & Hinds, LLC is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement.

     On January 21, 2000, pursuant to direction from the Board, the Board's Audit Committee unanimously determined that it would discontinue the engagement of KPMG LLP, Pittsburgh, Pennsylvania, ("KPMG") as its independent auditors. Furthermore, the Audit Committee determined that the Company will engage Stokes Kelly & Hinds, LLC, Pittsburgh, Pennsylvania ("SKH"), as the Company's auditors for the fiscal year ending March 31, 2000. The Company's decisions were effective January 21, 2000.

     KPMG audited the consolidated financial statements of the Company for the year ended March 31, 1999 and its predecessor, First Carnegie Deposit, for the year ended March 31, 1998. The Company and First Carnegie Deposit, are collectively referred to herein as the "Company." The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended March 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two fiscal years ended March 31, 1999 and 1998 and the subsequent interim period through January 21, 2000, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

     During the Company's two fiscal years ended March 31, 1999 and 1998 and the subsequent interim period preceding SKH's appointment, the Company did not consult SKH regarding the application of accounting principles, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     The appointment of the Company's auditor must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the approval of the appointment of Stokes Kelly & Hinds, LLC as the Company's auditor.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

     The Company's 2000 Annual Report, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on June 9, 2000. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company or by accessing our website at www.skibofin.com. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SKIBO FINANCIAL CORP., 242 EAST MAIN STREET, CARNEGIE, PENNSYLVANIA 15106.

--------------------------------------------------------------------------------
                     STOCKHOLDER PROPOSALS AND OTHER MATTERS
--------------------------------------------------------------------------------

Any new business to be taken up at the Annual Meeting of Stockholders shall be stated in writing and filed with the Secretary of the Company no later than July 15, 2000, and all business so stated, proposed, and filed shall be considered at the annual meeting, but no other proposal shall be acted upon at the annual meeting. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless received in writing by the Secretary no later than July 15, 2000, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the shareholders taking place 30 days or more thereafter.

For the Annual Meeting to be held in 2001, all business to be submitted by stockholders shall be stated in writing and filed with the Secretary of the Company no later than five days prior to that Annual Meeting.

In order to be eligible for inclusion in the Company's proxy materials relating to the Annual Meeting of Stockholders to be held in 2001, any stockholder proposal to take action at such meeting must be received by the Company at 242 East Main Street, Carnegie, Pennsylvania 15106, no later than February 15, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If any other matters, however, should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Alexander J. Senules
                                              ----------------------------------
                                              ALEXANDER J. SENULES
                                              SECRETARY

Carnegie, Pennsylvania
June 15, 2000

                                    EXHIBIT A

                  Skibo Financial Corp. Audit Committee Charter
                               as of May 11, 2000

                              Skibo Financial Corp.
                             Audit Committee Charter
                               As of May 11, 2000


I.   Audit Committee Purpose

The audit committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The audit committee has three primary duties and responsibilities:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Facilitate communication among the independent auditors, management, and the Board of Directors.

The audit committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and it has direct access to the independent auditors, as well as to anyone in the Company. The audit committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

Audit committee members shall meet the requirements of The Nasdaq Stock Market, Incorporated. The Company files reports under Regulation S-B of the U. S. Securities and Exchange Commission. The audit committee shall be comprised of three members as determined by the Board. Effective no later than June 14, 2001, a majority of the members shall be independent non-executive directors, free from any relationship that would interfere with the exercise of their independent judgement.

Audit committee members will be appointed by the Board on recommendation of the nominating committee. If an audit committee chairperson is not designated or present, the members of the committee may designate a chairperson by majority vote of the committee membership.

The committee shall meet at least four times annually, or more frequently as circumstances dictate. The audit committee will prepare and/or approve an agenda in advance of each meeting. The committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the committee or each of these groups believe should be discussed. In addition, the committee, or at least its chairperson, should communicate quarterly with management and the independent auditors to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. Audit Committee Responsibilities and Duties

Review Procedures
-----------------

1. Review and reassess the adequacy of this charter at least annually. Submit this charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulation.

2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors, together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61, as amended (see item 9). The chairperson of the committee may represent the entire audit committee for purposes of this review.

Independent Auditors
--------------------

5. The independent auditors are ultimately accountable to the audit committee and the Board of Directors. The audit committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis the committee must receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company. The committee should review and discuss with the independent auditors all significant relationships that they have with the Company that could impair the auditors' independence.

8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and the internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended.

10. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance
----------------

11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

13. Perform any other activities consistent with this charter, the Company's by-laws, and governing law, as the audit committee or the Board deems necessary or appropriate.

14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
--------------------------------------------------------------------------------
                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
                                 (412) 276-2424
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 20, 2000
--------------------------------------------------------------------------------

The undersigned hereby appoints the official proxy committee of the Board of Directors of the Company with full powers of substitution to act, as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 20, 2000, at 9:00 a.m. and at any and all adjournments thereof, as follows:


                                                          FOR    WITHHOLD
                                                          ---    --------

The election of John C. Burne as director for a term to   [_]       [_]
expire in 2003.




                                                          FOR    AGAINST ABSTAIN
                                                          ---    ------- -------
2.  The ratification of the appointment of                [_]       [_]    [_]
    Stokes Kelly & Hinds, LLC as independent auditors for the Company for the fiscal year ending March 31, 2001.

     The Board of Directors recommends a vote "FOR" all of the listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2000 ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 15, 2000, and an Annual Report to Stockholders.


Dated:             , 2000   Please check here if you plan to attend the Meeting.
       ------------


---------------------------------   --------------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


---------------------------------   --------------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------